FINANCIAL INVESTORS TRUST

Emerald Growth Fund

(the “Fund”)

SUPPLEMENT DATED OCTOBER 26, 2021 TO THE STATEMENT OF ADDITIONAL

INFORMATION DATED AUGUST 31, 2021, AS SUPPLEMENTED

Effective October 26, 2021, the second paragraph under the section entitled “Emerald Growth Fund – Fundamental Investment Limitations” in the Fund’s Statement of Additional Information is hereby deleted and replaced with the following:

The Emerald Growth Fund may not:

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE